                                                              EXHIBIT EX-99.2n.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

/s/ Arthur Andersen LLP

Vienna, Virginia
March 20, 2001